UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 14, 2010

CHINA SHANDONG INDUSTRIES INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-147666	20-8545693
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
No. 2888 Qinghe Road
Development Zone Cao County
Shandong Province, China 274400
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (86) 530-3431658

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

Dismissal of Prior Auditor

On January 14, 2010, China Shandong Industries, Inc. (f/k/a Mobile Presence Technologies, Inc.) (the “Company”) dismissed Li & Company, PC (“Li &Co.”) as its independent registered public accounting firm in connection with the Stock Exchange and Reorganization Agreement completed on November 6, 2010, when the Company’s principal business became that of Shandong Arts & Crafts Co., Ltd. (the “Operating Company”).  The decision to dismiss Li & Co. as the Company’s independent auditor in preference of the Operating Company’s auditor was approved by the Company’s Board of Directors.  None of the reports of Li &Co. on the Company’s financial statements for the past two fiscal years or subsequent interim period contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Company’s audited financial statements contained in its Form 10-K for the fiscal years ended September 30, 2009 and 2008 included a going concern qualification in the Company’s audited financial statements. The reports of L&C on the Company’s financial statements do not include any adjustments that might result from the outcome of uncertainty.

During the Company’s two most recent fiscal years and any subsequent interim period through January 14, 2010, there were no disagreements with L&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Li &Co.’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant’s financial statements and there were no "reportable event” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that Li &Co. furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of such letter, dated January 20, 2010, is attached to this Form 8-K as Exhibit 16.1 and is filed herewith.

Appointment of New Auditor

On January 14, 2010 and effective immediately, the Company, upon the approval of the Board of Directors, engaged Bongiovanni & Associates, C.P.A. (“B&A”), current auditor for the Operating Company, as the Company’ new independent registered public accounting firm for the fiscal year ending December 31, 2009, and to perform procedures related to the financial statements included in the Company’ annual report on Form 10-K and quarterly reports on Form 10-Q, beginning with, and including, the year ending December 31, 2009. The Company has not consulted with B&A during its fiscal years ended September 30, 2009 and 2008, prior fiscal year end, regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that B&A concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions) or a reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.              Financial Statement and Exhibits

(c )	Exhibits

16.1	Letter from Li & Company, PC to the Commission, dated January 20, 2010.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CHINA SHANDONG INDUSTRIES, INC.

Date: January 20, 2010	/s/ Li Jinliang
Name: Li Jinliang
Title: Chairman and Chief Executive Officer